Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA Templeton Foreign Value Portfolio

(the “Portfolio”)

Supplement dated October 16, 2020 to the Portfolio’s Summary Prospectus and Prospectus,

each dated May 1, 2020, as supplemented and amended to date

At an in-person meeting held on October 7, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of SunAmerica Series Trust approved the termination of Templeton Investment Counsel, LLC. (“Templeton”) as the subadviser to the Portfolio and approved the appointment of Pacific Investment Management Company LLC (“PIMCO”) as the subadviser to the Portfolio and Research Affiliates, LLC (“Research Affiliates”) as sub-subadviser to the Portfolio. The Board also approved a change in the Portfolio’s name to the “SA PIMCO RAE International Value Portfolio,” along with changes to the Portfolio’s investment goal and principal investment strategies and techniques. In addition, Portfolio management has determined to change the Portfolio’s benchmark index against which the Portfolio compares its performance from MSCI EAFE® Index (net) to MSCI EAFE Value Index. The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the change to the Portfolio’s subadviser and the addition of a sub-subadviser, changes to the Portfolio’s investment goal, principal investment strategies and techniques, benchmark index and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about January 25, 2021 (the “Effective Date”).

The Portfolio’s current investment goal is long-term growth of capital. The Portfolio currently attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. When choosing equity investments for the Portfolio, the subadviser applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the subadviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

As of the Effective Date, the Portfolio’s investment goal will be long-term capital appreciation, and the Portfolio will seek to achieve its investment goal by investing, under normal circumstances, in a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries. The stocks will be selected by the Portfolio’s subadviser, PIMCO, and sub-subadviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements.

For portfolio construction, the subadviser and the sub-subadviser will use the “RAE® methodology,” which is a rules-based model that selects stocks using quantitative signals that indicate higher expected returns, e.g., value, quality and momentum. The model will then weight selected stocks using their fundamental measures of company size, e.g., sales, cash flow dividends and book value. Actual stock positions in the Portfolio, which drift apart from target weights as market prices change, will be rebalanced to target weights periodically. The sub-subadviser, among other things, will provides the subadviser, and the Portfolio’s portfolio implementer, Parametric Portfolio Associates LLC, where applicable, with the constituents and target weights for the Portfolio. The RAE® methodology’s systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule. The Portfolio will seek to remain invested in securities indicated for investment by the RAE® methodology even when the values of those securities are declining.

The Portfolio may invest, without limitation, in equity securities, including common and preferred securities, and there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest, without limitation, in securities and instruments denominated in foreign currencies and in securities of foreign issuers, including emerging market issuers.

SCSP-86703T-TFV1 (10/20)

At the Meeting, the Board approved a Subadvisory Agreement (the “Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and PIMCO with respect to the Portfolio, and a sub-subadvisory agreement between PIMCO and Research Affiliates, each of which will become effective on the Effective Date. The Board also approved an Advisory Fee Waiver Agreement between SunAmerica and SunAmerica Series Trust, on behalf of the Portfolio, which will become effective on the Effective Date. Under the Advisory Fee Waiver Agreement, SunAmerica has contractually agreed to waive a portion of its advisory fee through April 30, 2022, so that the fee payable by the Portfolio to SunAmerica equals 0.765% of average daily net assets on the first $250 million and 0.740% of average daily net assets on assets over $250 million.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about each of PIMCO and Research and the Subadvisory Agreement, sub-subadvisory agreement and the Advisory Fee Waiver Agreement.

Once the changes to the Portfolio’s name, investment goal, investment strategies and techniques, and benchmark index become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s investment goal, principal investment strategies and techniques, benchmark index and risks. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-TFV1 (10/20